UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

Atrium Companies, Inc.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-20095 (Commission File Number)	75-2642488 (IRS Employer Identification No.)

3890 West Northwest Highway, Suite 500, Dallas, TX 75220
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 630-5757

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously to satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE

Item 7.01 Regulation FD Disclosure

     On November 29, 2004, Atrium Companies, Inc. (the “Company”, “we”, “us” or “our”) announced that the Company and its parent, Atrium Corporation (the “Parent”), intended to effect a comprehensive refinancing plan (the “Refinancing”). The elements of the proposed Refinancing are: (i) the issuance of senior discount notes (the “New Notes”) by a newly formed wholly owned subsidiary of the Company (“New Subsidiary 1”), which subsidiary will subsequently become a direct subsidiary of the Parent through a distribution of the capital stock of such subsidiary and the contribution of the net proceeds from such issuance to the Company, and (ii) the Company entering into a new senior secured credit facility (the “New Credit Facility”). The Company intends to use the proceeds from the Refinancing primarily to consummate a cash tender offer (the “Offer”) and consent solicitation (the “Solicitation”) for all of its outstanding 10 1/2 % Senior Subordinated Notes due 2009 (the “Notes”) and to repay all outstanding borrowings under its existing senior secured credit facility. On December 7, 2004, the Company commenced the Offer and the Solicitation.

     In connection with the Offer and the Solicitation, the following information was disclosed to holders of the Notes.

FORWARD-LOOKING STATEMENTS

     This Current Report contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) relating to us based on beliefs of management that involve substantial risks and uncertainties. When used in this Current Report, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements reflect our current views with respect to the risks and uncertainties regarding our operations and results of operations, as well as our customers and suppliers, including the availability of credit; competition within our industry; interest rate fluctuations; employment trends; changes in levels of consumer confidence and preferences; national and regional trends in new housing starts; costs of compliance with environmental, health and safety laws; protection of our intellectual property; costs for labor, land and raw materials; pricing pressures; impact of construction defect and home warranty claims; shifts in market demand and general economic conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We disclaim any obligation to publicly update or revise any forward-looking statements.

THE REFINANCING

      The Offer is part of a refinancing plan that will decrease our ongoing debt service requirements, extend the average life of our indebtedness and provide for greater financial and operational flexibility. The elements of the Refinancing (including the payment of related costs and expenses) are:

•	Restructuring. The Company will form New Subsidiary 1, which initially will be a wholly owned subsidiary of the Company, and New Subsidiary 1 will then form a new wholly owned subsidiary of New Subsidiary 1 (“New Subsidiary 2”). Immediately after the Company enters into the New Credit Facility and repays all borrowings under the Company’s existing credit facility and New Subsidiary 1 issues the New Notes, the Company will distribute the capital stock of New Subsidiary 1 to the Parent as a dividend and, following such distribution, merge with and into New Subsidiary 2, with the Company being the surviving entity in such merger.

•	New Credit Facility. On or prior to the date the Notes are initially paid for pursuant to the Offer (the “Initial Payment Date”), the Company intends to enter into the New Credit Facility which is expected to provide for (i) a new revolving facility of up to $50.0 million and (ii) a new $325.0 million term loan facility.

•	Repayment of Borrowings Under Existing Credit Facility. On or prior to the Initial Payment Date, the Company intends to repay in full all borrowings (consisting of existing revolving loans and existing term loans estimated to be approximately $198.6 million as of October 31, 2004) under its existing credit facility.

•	The Note Offering. On or prior to the Initial Payment Date, New Subsidiary 1 intends to issue the New Notes and contribute the proceeds therefrom (net of the initial purchasers’ discounts and commissions) to the Company as the surviving entity in the merger with New Subsidiary 2.

•	Repurchase or Redemption of the Notes. The Company intends to consummate the Offer and intends to redeem any Notes that are not tendered pursuant to the Offer.

The issuance of the New Notes by New Subsidiary 1, the Company’s entry into the New Credit Facility and the repayment of the borrowings under the Company’s existing credit facility, in each case prior to the distribution of the capital stock of New Subsidiary 1 to the Parent, are referred to herein collectively as the “Preliminary Refinancing.”

RECENT DEVELOPMENTS

     On December 6, 2004, we were informed that The Home Depot (“THD”) has elected to convert certain sales volume to one of our competitors. The conversion is expected to begin in March 2005 and be completed by June 2005. The conversion will be made to further align THD with the competitor in the western region of the United States. THD is currently our largest customer, representing approximately $48 million, or 6.2%, of our net sales, after giving pro forma effect to the 2004 Acquisitions (as defined below) and the 2003 Acquisitions (as defined below), for the twelve months ending September 30, 2004. The volume to be converted is expected to be approximately $29 to $30 million, or approximately 3.9%, of such pro forma net sales. We expect that we will continue to service THD in the southeastern regions of the United States.

USE OF PROCEEDS

     The following table sets forth the estimated sources and uses of funds in connection with the Refinancing on a consolidated basis, assuming that the Refinancing had occurred on September 30, 2004.

(dollars in millions)

Sources of Funds:

Cash on hand	$3.1

New revolving credit facility(1)	—

New term loan facility(1)	325.0

Net capital contribution from New Subsidiary 1(2)	121.0

Total Sources of Funds	$449.1

Uses of Funds:

Repayment of existing term loan B	$198.6

Accrued interest(3)	10.9

Repurchase of the Notes(4)	225.0

Tender premium (including consent payments) for the Notes	12.1

Transaction fees and expenses(5)	2.5

Total Uses of Funds	$449.1

(1)	We expect to obtain commitments from financing sources for the New Credit Facility. We expect that the New Credit Facility will provide for (i) a term loan facility of up to $325.0 million, which will mature in December 2011, and (ii) a revolving credit facility of up to $50.0 million, with a $20.0 million letter of credit sub-facility, which is expected to be undrawn as of the closing of the Refinancing, except for letter of credit requirements totaling approximately $11.4 million.
(2)	The New Notes will be issued by New Subsidiary 1 and New Subsidiary 1 will contribute the proceeds (net of the initial purchasers’ discounts, commissions and transaction expenses) to us as the surviving entity in the merger with New Subsidiary 2.
(3)	Represents accrued and unpaid interest on all of our outstanding indebtedness through and including September 30, 2004. This amount was paid in November 2004 with amounts funded under the Company’s accounts receivable securitization facility.
(4)	Excludes unamortized net premium of $1.5 million.
(5)	Represents transaction expenses which will be capitalized as deferred financing costs upon completion of the Refinancing.

CAPITALIZATION

      The following table sets forth the Company’s consolidated capitalization as of September 30, 2004 presented on an actual basis, on a pro forma basis to give effect to the Preliminary Refinancing and on a pro forma basis to give effect to the Refinancing. The information presented below should be read in conjunction with our historical financial statements included in our reports filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934 and our unaudited pro forma consolidated financial data included in this Current Report.

	As of September 30, 2004

		Pro Forma for
		Preliminary	Pro Forma for
	Actual	Refinancing	Refinancing

	(dollars in millions)

Cash and cash equivalents	$4.2	$1.1	$1.1

Debt:

Revolving credit facility(1)	$—	$—	$—

Accounts receivable securitization facility(2)	40.8	40.8	40.8

Existing term loan	198.6	—	—

New term loan	—	325.0	325.0

Accrued interest(3)	10.9	—	—

Capital leases	9.3	9.3	9.3

Total senior debt	259.6	375.1	375.1

Notes(4)	226.5	—	—
New Notes(5)	—	125.0	—

Total debt	486.1	500.1	375.1

Common equity(6)	138.8	254.0	375.0

Total capitalization	$624.9	$754.1	$750.1

(1)	We expect to obtain commitments from financing sources for a new revolving credit facility of up to $50.0 million, with a $20.0 million letter of credit sub-facility, which is expected to be undrawn as of the closing of the Refinancing, except for letter of credit requirements totaling approximately $11.4 million.
(2)	Our accounts receivable securitization facility will not be affected by the Refinancing. Amounts outstanding under our accounts receivable securitization facility are “off balance” sheet liabilities and are not recognized as “debt” under generally accepted accounting principles (“GAAP”).
(3)	Represents accrued and unpaid interest on all of our outstanding indebtedness through and including September 30, 2004. This amount was paid in November 2004 with borrowings under our accounts receivable securitization facility.
(4)	Represents $225.0 million of the Notes plus unamortized net premium of $1.5 million.
(5)	Represents the gross proceeds received from the issuance of the New Notes by New Subsidiary 1, which will be initially formed as a wholly owned subsidiary of us. The capital stock of New Subsidiary 1 will be distributed to the Parent as a dividend, at which time the New Notes will no longer be reflected on our consolidated balance sheet.
(6)	Pro forma common equity includes a net change in equity in connection with the Merger of $140.3 and a $121.0 million net capital contribution from New Subsidiary 1 to us following our merger with New Subsidiary 2. Such capital contribution will be made from the proceeds received by New Subsidiary 1 from the issuance of the New Notes (net of the initial purchasers’ discounts, commissions and transaction expenses). Also includes the write-off of a $1.5 million unamortized net premium on the Notes, offset by a $12.1 million tender premium and consent payments for the Notes and a $14.5 million write-off of deferred financing costs.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

      The following unaudited pro forma consolidated balance sheet and consolidated statements of operations are based on the Company’s historical financial statements and the historical financial statements of the Company’s acquired entities adjusted to give effect to:

•	the Refinancing, as if it had occurred on January 1, 2003 with respect to the statements of operations and September 30, 2004 with respect to the balance sheet;

•	the December 2003 merger of the Parent with affiliates of Kenner & Company, Inc. (the “Merger”), as if it had occurred on January 1, 2003;

•	the application of “pushdown accounting” pursuant to Staff Accounting Bulletin (“SAB”) No. 54, as if it had occurred on January 1, 2003 with respect to the statements of operations and September 30, 2004 with respect to the balance sheet. In connection with the Merger, we did not apply “pushdown accounting.” The guidance in SAB No. 54 allows post-merger financial statements to continue under the historical basis of accounting if significant public debt (e.g., the Notes) remains outstanding. Pursuant to the Refinancing, the Notes will be retired in their entirety. Upon such retirement of the Notes, we will be required to apply “pushdown accounting”;

•	the following acquisitions completed during 2004 (collectively, the “2004 Acquisitions”), as if they each had occurred on January 1, 2003:

•	Robico Shutters, Inc. and Expert Installation Service, Inc. On June 1, 2004, we acquired all of the assets of Robico Shutters, Inc. and Expert Installation Services, Inc. through an existing wholly-owned subsidiary, Atrium Shutters, Inc. (collectively, “Atrium Shutters”), for approximately $11.7 million in cash, $0.3 million in the form of warrants to purchase the Parent’s common stock and transaction fees of approximately $0.3 million. Atrium Shutters, based in Ft. Lauderdale, Florida, manufactures and installs custom-fit, hurricane and storm protection systems for new home construction in Florida;

•	West Coast Custom Finish, Inc. On August 2, 2004, we acquired substantially all of the assets of West Coast Custom Finish, Inc. (“West Coast Custom”), a Nevada corporation for $2.3 million in cash with an additional amount of $3.5 million to be paid over a period of four years upon the achievement of certain financial targets. West Coast Custom, based in Palm Springs, California, distributes and installs aluminum and vinyl windows for new home construction in the Riverside County and Desert areas of Southern California;

•	Kinco, Ltd. On September 1, 2004, we acquired substantially all of the assets of Kinco, Ltd. (“Kinco”), a Florida limited partnership, for $26.6 million in cash, approximately $.4 million in assumed liabilities, approximately $0.2 million in the form of warrants to purchase the Parent’s common stock and transaction fees of $1.0 million. Kinco, based in Jacksonville, Florida, manufactures, distributes and installs aluminum and vinyl windows for the new home construction and replacement markets in Florida, Georgia and South Carolina; and

•	the following acquisitions completed during 2003 (collectively, the “2003 Acquisitions”), as if they each had occurred on January 1, 2003:

•	Miniature Die Casting. On January 31, 2003, we acquired substantially all of the assets of Miniature Die Casting of Texas, L.P. (“MD Casting”), a zinc die cast hardware manufacturer located in Fort Worth, Texas for approximately $3.3 million in cash, transaction fees of approximately $0.1 million and an additional amount of up to $0.6 million to be paid over three years upon the achievement by MD Casting of certain financial targets;

•	Danvid. On April 1, 2003, we acquired substantially all of the assets of Danvid Window Company (“Danvid”), an aluminum and vinyl window manufacturer located in Dallas, Texas, for approximately $5.5 million in cash, $0.3 million in transaction fees and the assumption of certain liabilities;

•	Aluminum Screen. On October 1, 2003, we acquired substantially all of the assets of Aluminum Screen Manufacturing Ltd., L.L.P., Aluminum Screen Products, Inc. and Aztex Screen Products (collectively, “Aluminum Screen”), a screen manufacturer with manufacturing and distribution operations in Dallas, Houston, Las Vegas, Phoenix and Ciudad Juarez, Mexico, for $16.5 million in cash, and approximately $0.8 million in transaction fees; and

•	Superior. On December 31, 2003, we acquired all of the capital stock of Superior Engineered Products Corporation (“Superior”), a manufacturer of windows and other building materials based in Ontario, California for $48.8 million in cash, approximately $1.0 million in transaction fees and $5.0 million in the Parent’s stock.

      The unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 presented below has been derived from the Company’s audited consolidated financial statements and the pro forma consolidated financial statements of the Company’s acquired entities. The unaudited pro forma consolidated balance sheet presented below as of September 30, 2004 and the unaudited pro forma consolidated statements of operations presented below for the nine-month and twelve-month periods ended September 30, 2004 have been derived from the Company’s unaudited pro forma consolidated financial statements and those of the Company’s acquired entities. The unaudited pro forma consolidated balance sheet and consolidated statements of operations have been derived from currently available information and assumptions that we believe are reasonable. The following unaudited pro forma consolidated balance sheet and consolidated statements of operations do not present financial information for the Parent. The unaudited pro forma consolidated balance sheet and consolidated statements of operations do not purport to represent what the Company’s consolidated balance sheet or consolidated statements of operations would have been if the 2003 Acquisitions, the 2004 Acquisitions and pro forma transactions had been completed on the dates indicated, nor do they purport to indicate the Company’s future financial condition or results of operations.

      The following unaudited pro forma balance sheet and consolidated statements of operations should be read in conjunction with “Notes to Unaudited Pro Forma Consolidated Statements of Operations” and “Notes to Unaudited Pro Forma Consolidated Balance Sheet” presented below and the historical financial statements incorporated by reference in this Current Report.

ATRIUM COMPANIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

September 30, 2004
(dollars in thousands)

		Pro Forma
	As	Adjustments for
	Reported	Refinancing		Pro Forma

ASSETS

Current assets:

Cash and cash equivalents	$4,159	$(3,083	)(a)	$1,076

Accounts receivable, net	22,866	—		22,866

Retained interest in sold accounts receivable	23,666	—		23,666

Inventories, net	74,699	1,400	(b)	76,099

Prepaid expenses and other current assets	6,329	—		6,329

Deferred tax asset	2,186	—		2,186

Total current assets	133,905	1,683		132,222

Property, plant and equipment, net	104,573	12,900	(b)	117,473

Goodwill	395,231	(272,951	)(b)	122,280

Intangible assets, net	21,974	399,000	(b)	420,974

Deferred financing costs, net	14,480	(11,980	)(c)	2,500

Other assets	6,005	—		6,005

Total assets	$676,168	$125,286		$801,454

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities:

Accounts payable	$47,969	$—		$47,969

Accrued liabilities	47,683	(10,890	)(d)	36,793

Current portion of notes payable	3,960	1,249	(e)	5,209

Total current liabilities	99,612	(9,641)		89,971

Non-current liabilities:

Notes payable, net of current portion	430,419	(101,305	)(f)	329,114

Deferred tax liability	2,186	—		2,186

Other non-current liabilities	5,142	—		5,142

Total non-current liabilities	437,747	(101,305)		336,442

Total liabilities	537,359	(110,946)		426,413

Stockholder’s equity	138,809	236,232	(b)(g)	375,041

Total liabilities and stockholder’s equity	$676,168	$125,286		$801,454

Notes to Unaudited Pro Forma Consolidated Balance Sheet (all dollars in thousands)

(a)	Represents the net cash outlay required if the Refinancing had occurred on September 30, 2004.

(b)	In connection with the Merger, we did not apply “pushdown accounting” pursuant to SAB No. 54. Pursuant to the Refinancing, the Notes will be retired and “pushdown accounting” will be required. Therefore, the Merger has been accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.”

      The estimated value adjustments associated with pushdown accounting are as follows:

Increase in inventory related to fair value adjustment of finished goods and work in progress	$1,400

Increase in fair value of property, plant and equipment with an estimated average useful lives of 8 years	12,900

Increase in value assigned to intangible assets related to tradenames of $91,000 with indefinite lives and customer lists of $308,000 (with $260,000 with estimated lives of 10 years and $48,000 with estimated lives of 7 years)	399,000

Decrease in goodwill associated with purchase price in excess of fair value of net assets acquired	(272,951)

Net increase in equity related to the merger	$140,349

      The allocation of the purchase price, the related assignment of asset lives, and resulting depreciation and amortization expense are based on preliminary estimates, which may differ from the final purchase price allocation and the final lives assigned to the assets. Any change in the fair value or lives assigned to amortizable or depreciable assets may impact future operating results.

(c)	Represents the financing costs related to the New Credit Facility offset by the write-off of deferred financing costs related to the existing credit facility and the Notes.

Financing costs related to the New Credit Facility	$2,500

Write-off of deferred financing costs for the debt to be retired	(14,480)

Net reduction in deferred financing costs	$(11,980)

(d)	Represents the elimination of accrued interest related to the retirement of the Notes and the refinancing of the existing credit facility.

(e)	Represents the change in the Company’s capital structure in connection with the Refinancing.

Current portion of the New Credit Facility	$3,250

Repayment of current portion of the existing term loans	(2,001)

Net increase to current portion of notes payable	$1,249

(f)	Represents the change in the Company’s capital structure in connection with the Refinancing.

Borrowings under the New Credit Facility (long-term portion)	$321,750

Repayment of existing term loans	(196,598)

Repayment of the Notes(1)	(226,457)

Net decrease to notes payable	$(101,305)

(g)	Represents the change in equity as a result of the Refinancing.

Net capital contribution from New Subsidiary 1	$121,000

Increase related to pushdown accounting in connection with the Merger	140,349

Write-off of unamortized premium on the Notes	1,457

Call premium (including consent payments) on the Notes	(12,094)

Write-off of deferred financing costs for the debt to be retired	(14,480)

Net increase to equity	$236,232

(1)	Includes $1,457 of unamortized net premium.

ATRIUM COMPANIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004

(dollars in thousands)

		Acquisitions

		Historical
		Financials	Pro Forma		Pro Forma
	As	for 2004	Adjustments for		Adjustments for
	Reported	Acquisitions (b)	2004 Acquisitions		Refinancing (j)		Pro Forma

NET SALES	$535,850	$54,220	$—		$—		$590,070

COST OF GOODS SOLD	374,025	40,814	(240	)(c)	897	(r)	415,496	(l)

Gross profit	161,825	13,406	240		897		174,574

Selling, delivery, general and administrative expenses (excluding securitization, stock compensation and amortization expense)	114,266	9,754	(150	)(d)	305	(s)	124,175

Securitization expense	841	—	263	(e)	(400	)(q)	704

Stock compensation expense	—	—	—		—		—

Amortization expense	5,325	20	1,226	(f)	24,643	(s)	31,214

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	120,432	9,774	1,339		24,548		156,093

Special charges	2,937	47	(47	)(g)			2,937

	123,369	9,821	1,292		24,548		159,030

Income from operations	38,456	3,585	(1,052)		(25,445)		15,544

INTEREST EXPENSE	26,612	198	442	(h)	(14,519	)(k)	12,733

OTHER INCOME (EXPENSE), net	(249)	(27)	—		—		(276)

Income (loss) before income taxes	11,595	3,360	(1,494)		(10,926)		2,535

PROVISION FOR INCOME TAXES	505	59	652	(i)	90	(i)	1,306

NET INCOME (LOSS)	$11,090	$3,301	$(2,146)		$(11,016)		$1,229

Depreciation expense	$14,719	$493	$(210)		$1,202		$16,204

Adjusted EBITDA (a)	$62,029	$4,118	$180		$—		$66,327

ATRIUM COMPANIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003
(dollars in thousands)

				Acquisitions

				Historical	Historical
				Financials for	Financials for	Pro Forma		Pro Forma
	As	Less		2003	2004	Adjustments for		Adjustments for
	Reported	Divestitures(m)		Acquisitions(b)	Acquisitions(b)	Acquisitions		Merger

NET SALES	$597,810	$—		$89,945	$79,641	$(6,340	)(n)	$—

COST OF GOODS SOLD	408,501	—		63,548	55,665	(6,675	)(c)	—

Gross profit	189,309	—		26,397	23,976	335		—

Selling, delivery, general and administrative expenses (excluding securitization, stock compensation and amortization expense)	128,797	—		16,682	18,051	(1,250	)(d)	—

Securitization expense	1,905	—		—	—	504	(e)	(721	)(q)

Stock compensation expense	553	—		—	—	—		(300	)(o)

Amortization expense	4,199	—		54	114	3,944	(f)	—

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	135,454	—		16,736	18,165	3,198		(1,021)

Special charges	11,024	965		35	275	(310	)(g)

	146,478	965		16,771	18,440	2,888		(1,021)

Income (loss) from operations	42,831	(965)		9,626	5,536	(2,553)		1,021

INTEREST EXPENSE	36,218	—		36	396	2,484	(h)	—

OTHER INCOME (EXPENSE), net	69	—		1	(27)	—		—

Income (loss) before income taxes	6,682	(965)		9,591	5,113	(5,037)		1,021

PROVISION (BENEFIT) FOR INCOME TAXES	422	(6	)(i)	3,106	74	(321	)(i)	6	(i)

NET INCOME (LOSS)	$6,260	$(959)		$6,485	$5,039	$(4,716)		$1,015

Depreciation expense	$13,240	$—		$2,187	$738	$(136)		$—

Adjusted EBITDA(a)	$73,821	$—		$11,903	$6,636	$1,449		$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Pro Forma
	Adjustments for
	Refinancing(j)		Pro Forma

NET SALES	$—		$761,056

COST OF GOODS SOLD	1,196	(r)	522,235	(l)

Gross profit	(1,196)		238,821

Selling, delivery, general and administrative expenses (excluding securitization, stock compensation and amortization expense)	407	(s)	162,687

Securitization expense	—		1,688

Stock compensation expense	—		253

Amortization expense	32,857	(s)	41,168

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	33,264		205,796

Special charges	—		10,059

	33,264		215,855

Income (loss) from operations	(34,460)		22,966

INTEREST EXPENSE	(21,919	)(k)	17,215

OTHER INCOME (EXPENSE), net	—		43

Income (loss) before income taxes	(12,541)		5,794

PROVISION (BENEFIT) FOR INCOME TAXES	132	(i)	3,425

NET INCOME (LOSS)	$(12,673)		$2,369

Depreciation expense	$1,603		$17,632

Adjusted EBITDA(a)	$—		$93,809

ATRIUM COMPANIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Twelve Months Ended September 30, 2004
(dollars in thousands)

			Acquisitions

			Superior	Historical
			Oct. 1, 2003	Financials for	Pro Forma
		Less	To	2004	Adjustments for
	Historical (p)	Divestitures (m)	Dec. 31, 2003 (b)	Acquisitions (b)	Acquisitions

NET SALES	$691,423	$—	$14,483	$76,990	$(79	)(n)

COST OF GOODS SOLD	482,821	—	9,352	56,150	(447	)(c)

Gross profit	208,602	—	5,131	20,840	368

Selling, delivery, general and administrative expenses, (excluding securitization, stock compensation and amortization expense)	148,711	—	2,697	15,033	(346	)(d)

Securitization expense	1,878	—	—	—	388	(e)

Stock compensation expense	—	—	—	—	—

Amortization expense	6,457	—	—	105	2,156	(f)

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	157,046	—	2,697	15,138	2,198

Special charges	13,586	590	—	145	(145	)(g)

	170,632	590	2,697	15,283	2,053

Income (loss) from operations	37,970	(590)	2,434	5,557	(1,685)

INTEREST EXPENSE	37,804	—	—	287	1,073	(h)

OTHER INCOME (EXPENSE), net	(340)	—	(444)	(45)	—

Income (loss) before income taxes	(174)	(590)	1,990	5,225	(2,758)

PROVISION FOR INCOME TAXES	277	—	810	77	845	(i)

NET INCOME (LOSS)	$(451)	$(590)	$1,180	$5,148	$(3,603)

Depreciation expense	$18,449	$—	$480	$729	$(307)

Adjusted EBITDA(a)	$78,000	$—	$2,470	$6,491	$407

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Pro Forma		Pro Forma
	Adjustments for		Adjustments for
	Merger		Refinancing (j)		Pro Forma

NET SALES	$—		$—		$782,817

COST OF GOODS SOLD	—		1,196	(r)	549,072 (l)

Gross profit	—		(1,196)		233,745

Selling, delivery, general and administrative expenses, (excluding securitization, stock compensation and amortization expense)	—		407	(s)	166,502

Securitization expense	(578	)(q)	—		1,688

Stock compensation expense	—		—		—

Amortization expense	—		32,857	(s)	41,575

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	(578)		33,264		209,765

Special charges	—		—		12,996

	(578)		33,264		222,761

Income (loss) from operations	578		(34,460)		10,984

INTEREST EXPENSE	—		(22,193	)(k)	16,971

OTHER INCOME (EXPENSE), net	—		—		(829)

Income (loss) before income taxes	578		(12,267)		(6,816)

PROVISION FOR INCOME TAXES	3	(i)	133	(i)	2,145

NET INCOME (LOSS)	$575		$(12,400)		$(8,961)

Depreciation expense	$—		$1,603		$20,954

Adjusted EBITDA(a)	$—		$—		$87,368

Notes to Unaudited Pro Forma Consolidated Statements of Operations

      (a) EBITDA represents net income (loss) before interest expense, securitization expense, income taxes, depreciation and amortization. While we do not intend for EBITDA to represent cash flow from operations as defined by GAAP and we do not suggest that you consider it as an indicator of operating performance or an alternative to cash flow or operating income (as measured by GAAP) or as a measure of liquidity, we include it herein to provide additional information with respect to our ability to meet our future debt service, capital expenditures and working capital requirements. We believe EBITDA provides investors and analysts in the building materials industry the necessary information to analyze and compare our historical results on a comparable basis with other companies on the basis of operating performance, leverage and liquidity. However, as EBITDA is not defined by GAAP, it may not be calculated on the same basis as other similarly titled measures of other companies within the building materials industry. For a reconciliation of net income to EBITDA As Reported for the nine months ended September 30, 2004 and the year ended December 31, 2003, see our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as amended by the amendment thereto filed with the Commission on April 9, 2004, respectively.

      Adjusted EBITDA represents EBITDA (as defined above) before stock compensation expense and special changes. Adjusted EBITDA is presented as additional information because the Company believes that it is a useful financial indicator of its ability to service and incur indebtedness. Adjusted EBITDA should not be considered in isolation or as an alternative to operating income as an indicator of performance, cash flow from operations as a measure of liquidity or other measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA is not calculated identically by all companies, therefore, the presentation and adjustments herein may not be comparable to similarly titled measures of other companies.

     The following is a reconciliation of pro forma net income to pro forma EBITDA:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004
Net Income	27,074	36,829	25,499
Interest Expense	12,733	17,215	16,971
Income Taxes	1,306	3,425	2,145
Depreciation and Amortization	21,573	24,340	28,069
Securitization Expense	704	1,688	1,688
EBITDA	$63,390	$83,497	$74,372

Stock Compensation Expense	—	253	—
Special Charges	2,937	10,059	12,996

Adjusted EBITDA	66,327	93,809	87,368

      (b) Represents historical information for the acquisitions for the period before we acquired such entity. This historical information is unaudited and was prepared by the management of the applicable acquired entity, respectively, and though our management has reviewed such historical information, a holder of Notes should not place undue reliance on any such information. The financial statements as of and for the year ended December 31, 2003 for Superior, Atrium Shutters and Kinco were audited. See our reports on Form 8-K filed with the Commission.

      The historical information for the 2003 Acquisitions and the 2004 Acquisitions is comprised of the following:

For the nine months ended September 30, 2004

	2004 Acquisitions

	Atrium	West Coast
	Shutters	Custom	Kinco
	Jan. 1, 2004	Jan. 1, 2004	Jan. 1, 2004
	To	To	To
	May 31, 2004	Aug. 1, 2004	Aug. 31, 2004	Combined

NET SALES	$5,883	$3,782	$44,555	$54,220

COST OF GOODS SOLD	2,491	2,855	35,468	40,814

Gross profit	3,392	927	9,087	13,406

Selling, delivery, general and administrative expenses (excluding securitization, stock compensation and amortization expense)	2,637	504	6,613	9,754

Securitization expense	—	—	—	—

Stock compensation expense	—	—	—	—

Amortization expense	10	—	10	20

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	2,647	504	6,623	9,774

Special charge	47	—	—	47

	2,694	504	6,623	9,821

Income from operations	698	423	2,464	3,585

INTEREST EXPENSE	21	—	177	198

OTHER INCOME (EXPENSE), net	(2)	5	(30)	(27)

Income before income taxes	675	428	2,257	3,360

PROVISION FOR INCOME TAXES	—	59	—	59

NET INCOME	$675	$369	$2,257	$3,301

Depreciation expense	$100	$—	$393	$493

EBITDA(a)	$853	$428	$2,837	$4,118

For the year ended December 31, 2003

	2003 Acquisitions

			Aluminum
	MD Casting	Danvid	Screen	Superior
	Jan. 1, 2003	Jan. 1, 2003	Jan. 1, 2003	Jan. 1, 2003
	To	To	To	To
	Jan. 31, 2003	Mar. 31, 2003	Sep. 30, 2003	Dec. 31, 2003	Combined

NET SALES	$276	$12,320	$20,202	$57,147	$89,945

COST OF GOODS SOLD	189	10,162	14,674	38,523	63,548

Gross profit	87	2,158	5,528	18,624	26,397

Selling, delivery, general and administrative expenses (excluding securitization, stock compensation and amortization expense)	58	2,411	3,226	10,987	16,682

Securitization expense	—	—	—	—	—

Stock compensation expense	—	—	—	—	—

Amortization expense	—	54	—	—	54

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	58	2,465	3,226	10,987	16,736

Special charge	—	—	35	—	35

	58	2,465	3,261	10,987	16,771

Income (loss) from operations	29	(307)	2,267	7,637	9,626

INTEREST EXPENSE	—	36	—	—	36

OTHER INCOME (EXPENSE), net	—	(4)	17	(12)	1

Income (loss) before income taxes	29	(347)	2,284	7,625	9,591

PROVISION FOR INCOME TAXES	—	—	3	3,103	3,106

NET INCOME (LOSS)	$29	$(347)	$2,281	$4,522	$6,485

Depreciation expense	$1	$124	$189	$1,873	$2,187

EBITDA(a)	$30	$(133)	$2,508	$9,498	$11,903

For the year ended December 31, 2003 (cont.)

	2004 Acquisitions

	Atrium	West Coast
	Shutters	Custom	Kinco
	Jan. 1, 2003	Jan. 1, 2003	Jan. 1, 2003
	To	To	To
	Dec. 31, 2003	Dec. 31, 2003	Dec. 31, 2003	Combined

NET SALES	$12,004	$7,280	$60,357	$79,641

COST OF GOODS SOLD	4,979	5,134	45,552	55,665

Gross profit	7,025	2,146	14,805	23,976

Selling, delivery, general and administrative expenses (excluding securitization, stock compensation and amortization expense)	5,330	766	11,955	18,051

Securitization expense	—	—	—	—

Stock compensation expense	—	—	—	—

Amortization expense	15	—	99	114

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	5,345	766	12,054	18,165

Special charge	275	—	—	275

	5,620	766	12,054	18,440

Income from operations	1,405	1,380	2,751	5,536

INTEREST EXPENSE	44	—	352	396

OTHER INCOME (EXPENSE), net	10	12	(49)	(27)

Income before income taxes	1,371	1,392	2,350	5,113

PROVISION FOR INCOME TAXES	—	74	—	74

NET INCOME	$1,371	$1,318	$2,350	$5,039

Depreciation expense	$154	$—	$584	$738

EBITDA(a)	$1,859	$1,392	$3,385	$6,636

For the twelve months ended September 30, 2004

	2004 Acquisitions

	Atrium	West Coast
	Shutters	Custom	Kinco
	Oct. 1, 2003	Oct. 1, 2003	Oct. 1, 2003
	To	To	To
	May. 31, 2004	Aug. 1, 2004	Aug. 31, 2004	Combined

NET SALES	$9,474	$6,015	$61,501	$76,990

COST OF GOODS SOLD	3,936	4,396	47,818	56,150

Gross profit	5,538	1,619	13,683	20,840

Selling, delivery, general and administrative expenses, (excluding securitization, stock compensation and amortization expense)	4,316	757	9,960	15,033

Securitization expense	—	—	—	—

Stock compensation expense	—	—	—	—

Amortization expense	14	—	91	105

SELLING, DELIVERY, GENERAL AND ADMINISTRATIVE EXPENSES	4,330	757	10,051	15,138

Special charge	145	—	—	145

	4,475	757	10,051	15,283

Income from operations	1,063	862	3,632	5,557

INTEREST EXPENSE	36	—	251	287

OTHER INCOME (EXPENSE), net	(7)	7	(45)	(45)

Income before income taxes	1,020	869	3,336	5,225

PROVISION FOR INCOME TAXES	—	77	—	77

NET INCOME	$1,020	$792	$3,336	$5,148

Depreciation expense	$139	$—	$590	$729

EBITDA	$1,354	$869	$4,268	$6,491

      (c) Represents the elimination of cost of goods sold related to sales between the acquired companies and us prior to acquisition, intercompany rent payments between affiliates for equipment that was acquired in the Aluminum Screen acquisition and the net reduction in depreciation expense classified in cost of goods sold, partially offset by an increase to total depreciation expenses as a result of fair value adjustment to the underlying property, plant and equipment that was acquired, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

(dollars in thousands)

Elimination of intercompany cost of goods sold	$—	$6,340	$79

Elimination of intercompany rent payments to an affiliate	—	16	—

Contractual change in rent expense	(38)	(57)	(52)

Net reduction in depreciation expense as a result of adjusting the underlying property, plant and equipment to fair market value, the Company’s classification and a change in their expected useful lives	278	376	420

Net reduction to cost of goods sold	$240	$6,675	$447

      (d) Represents the net change in general and administrative expenses through the adjustment of salaries and associated payroll taxes resulting from a contractual change in compensation structure for certain members of senior management in connection with the acquisitions, the elimination of certain transaction expenses incurred by MD Casting directly in connection with its acquisition and the net increase in depreciation expense as a result of adjusting the underlying property, plant and equipment to fair market value from the acquisitions and the Company’s classification and a change in their expected useful lives, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

(dollars in thousands)

Contractual change in compensation structure of management(1)(2)	$(222)	$(1,487)	$(464)

Elimination of certain transaction expenses	—	(10)	—

Contractual change in rent expense	4	7	5

Net increase in depreciation expense as a result of adjusting the underlying property, plant and equipment to fair market value, the Company’s classification and a change in their expected useful lives	68	240	113

Net reduction in general and administrative expense	$(150)	$(1,250)	$(346)

(1)	The duties of the individuals to which this adjustment relates were not diminished post acquisition and no other costs are expected to be incurred that offset this adjustment.
(2)	Compensation paid to the former chairman of Superior, no longer employed by the Company, totaled $0, $509 and $156 for the nine months ended September 30, 2004, the year ended December 31, 2003 and the twelve months ended September 30, 2004. This amount has not been reflected in the adjustment for contractual change in compensation structure.

      (e) Represents the net increase in securitization expense had the 2004 Acquisitions occurred on January 1, 2003, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

Securitization expense resulting from borrowing $7,627 at 2.30% for Kinco	$117	$175	$160

Securitization expense resulting from borrowing $2,288 at 2.30% for West Coast Custom	31	53	44

Securitization expense resulting from borrowing $11,985 at 2.30% for Atrium Shutters	115	276	184

Net increase to securitization expense	$263	$504	$388

      (f) Represents the net increase in amortization expense relating to intangible assets identified from the acquisitions, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

(dollars in thousands)

Amortization expense for Superior	$—	$1,882	$471

Amortization expense for Atrium Shutters	772	1,544	1,158

Amortization expense for Kinco	474	632	632

Elimination of historical amortization expense	(20)	(114)	(105)

Net increase to amortization expense	$1,226	$3,944	$2,156

      (g) Represents the elimination of a special charge incurred as a result of the acquisitions, representing transaction expenses directly related to the acquisitions.

      (h) Represents the elimination of historical interest expense for debt that was not assumed by the Company and an increase in interest expense for $20,000 of additional term loan borrowings for the acquisition of Kinco and $40,000 of additional term loan borrowings for the acquisition of Superior, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

(dollars in thousands)

Elimination of Atrium Shutter’s historical interest expense	$(21)	$(44)	$(36)

Elimination of Kinco’s historical interest expense	(177)	(352)	(251)

Interest expense resulting from $20,000 of additional term loan borrowings at 4.80%	640	960	880

Interest expense resulting from $40,000 of additional term loan borrowings at 4.80%	—	1,920	480

Net increase to interest expense	$442	$2,484	$1,073

      (i) Represents the income tax effect of the pro forma adjustments, with consideration given to our net operating loss carry forwards.

      (j) The “Pro Forma Adjustments for Refinancing” do not reflect (i) the call premium associated with the extinguishment of the Notes, (ii) the write-off of deferred financing costs, related to debt to be repaid or refinanced in connection with the Refinancing, (iii) the write-off of the net unamortized premium on the Notes and (iv) the related tax effect of these items.

      (k) Represents the adjustment to historical interest expense on debt assumed to be retired and interest expense on debt issued in connection with the Refinancing as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

(dollars in thousands)

Interest expense under the New Credit Facility at 4.80% plus applicable commitment and letter of credit fees(1)	$12,047	$16,064	$16,064

Amortization of deferred financing costs related to the New Credit Facility over average debt maturity	268	357	357

Interest expense resulting from a non-compete agreement acquired in connection with the acquisition of Danvid	55	72	77

Interest expense resulting from the hypothetical borrowing of $4,430 under our existing credit facility at 4.8% for the termination of the interest rate swap assuming termination on January 1, 2003(2)	—	213	—

Interest expense on capital leases	363	473	473

Elimination of interest expense resulting from acquisitions	(640)	(2,880)	(1,360)

Elimination of historical interest expense(2)	(26,612)	(36,218)	(37,804)

Net reduction in interest expense	$(14,519)	$(21,919)	$(22,193)

(1)	A 1/8% increase or decrease in the interest rate would change interest expense by $305, $406 and $406 for the nine months ended September 30, 2004, the year ended December 31, 2003 and the twelve months ended September 30, 2004, respectively.

(2)	Historical interest expense for the year ended December 31, 2003 includes actual interest rate swap expenses of $4,554. This amount has been excluded herein as this interest rate swap was required to be terminated in connection with the Merger. Assuming termination of our swaps at January 1, 2003, we would have incurred additional borrowings of $4,430 based on the fair value of this swap at the beginning of 2003.

      (l) Includes non-cash LIFO expense of $1,433, $873 and $2,182 for the nine months ended September 30, 2004, the year ended December 31, 2003 and for the twelve months ended September 30, 2004, respectively.

      (m) Relates to additional liabilities that have been incurred in connection with the divestiture of Wing Industries, Inc. (“Wing”). Wing was divested in August of 2000.

      (n) Represents the elimination of net sales between the acquired companies and us prior to acquisitions.

      (o) Represents the elimination of stock compensation expense paid to the outgoing equity sponsor following the Merger. The new equity sponsor does not receive any such stock compensation.

      (p) Historical results of operations for the twelve months ended September 30, 2004 were calculated by summing our reported results for the nine months ended September 30, 2004 with our reported results for the three months ended December 31, 2003.

      (q) Represents the reduction in securitization expense had our new capital structure been in place on the first day of the period presented, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

(dollars in thousands)

Securitization expense resulting from borrowing $40,800 at 2.30% on the accounts receivable securitization facility(1)	$704	$938	$938

Elimination of acquisition securitization expense	(263)	(504)	(388)

Elimination of historical securitization expense	(841)	(1,155)	(1,128)

Net reduction in securitization expense	$(400)	$(721)	$(578)

(1)	These adjustments do not include the elimination of $750 of structuring fees that were expensed in 2003. A 1/8% increase or decrease in the interest rate would change securitization expense for the nine months ended September 30, 2004, the year ended December 31, 2003 and the twelve months ended September 30, 2004 by $38, $51 and $51, respectively.

      (r) Represents incremental depreciation expense associated with the fair value adjustment to property, plant and equipment in connection with the Merger of $897, $1,196 and $1,196 for the nine months ended September 30, 2004, the year ended December 31, 2003 and the twelve months ended September 30, 2004, respectively.

      (s) Represents the increase in depreciation and amortization expense associated with the adjustments to fair value of property, plant and equipment and intangible assets in connection with the Merger, as follows:

	Nine Months		Twelve Months
	Ended	Year Ended	Ended
	September 30,	December 31,	September 30,
	2004	2003	2004

Increase in depreciation expense	$305	$407	$407

Increase in amortization expense	24,643	32,857	32,857

     The New Notes will not be registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

     The information furnished in this Current Report is information that is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATRIUM COMPANIES, INC.
Date: December 7, 2004	By:	/s/ Jeff L. Hull
		Name:	Jeff L. Hull
		Title:	Chief Executive Officer and President